Exhibit 10.3

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SHARE PURCHASE AGREEMENT
BETWEEN THE PARTIES

Background:

This Asset Purchase Agreement (the “Agreement”) is created and effective as of the December 31st, 2023 (the “Completion Date”).

This Agreement is between:

EALIXIR INC. a company incorporated under the law of the State of Nevada, with headquarters in Reno, 401 RYLAND ST STE 200-A, Reno, NV, 89502, US.

(Hereinafter, “Seller”);

Roya Bosch Junia, born in [*****] on [*****] , resident in [*****] , [*****] citizenship, passport N°[*****] ,

(Hereinafter, “Buyer”);

(hereinafter, jointly, the “Parties”)

The Buyer and the Seller agree to the following terms with the intention to be legally bound.

given that

●	The company called EALIXIR INC. is the owner of 100% shares of EALIXIR USA INC., identification number EIN [*****] , incorporated under the laws of the State of DELAWARE, US.

●	The Seller has the full and free availability of 100% of the company EALIXIR USA INC., a Company with headquarters in 40 SW 13th Street, Penthouse 1, Miami - FL 33130, Tax number EIN: [*****] (hereinafter referred to as “EALIXIR USA INC.”)

●	The Buyer intends to purchase 100% of EALIXIR USA INC., for a value of 3,000.00 USD (three thousand/US dollars).

●	The Seller agrees to sell 100% of EALIXIR USA INC., for a value of 3,000.00 USD (three thousand/US dollars).

Having said that, the Parties agree as follows:

ARTICLE 1
PREMISES

1.1 The above premises are an integral part of this contract.

1.2 The Parties expressly declare to lend the widest collaboration for the best implementation of the provisions of this contract.

1.3 The terms defined are used in this contract with the meaning attributed to it by the contract itself.

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ARTICLE 2
TRANSFER OF SHARES

2.1 The Seller sells 100% shares of the company EALIXIR USA INC. at the price of 3,000.00 USD (three thousand/US dollars).

2.2 The Buyer undertakes and intends to purchase 100% of EALIXIR USA INC.

ARTICLE 3
PRICE - PAYMENT

3.1 The Parties agree that the sale price of 100% shares of the company EALIXIR USA INC. is 3,000.00 USD (three thousand/US dollars).

3.2 The Parties agree that the Buyer will pay the full amount within February 29, 2024.

3.3 The payment of the sale will be made as following:

Bank details for payment in USD

Beneficiary:	EALIXIR INC.
Bank:	[*****	]
ACCOUNT NUMBER:	[*****	]
DOMESTIC WIRE ROUTING NUMBERS:	[*****	]
SWIFT:	[*****	]

ARTICLE 4
SELLER TO BUYER GUARANTEES

4.1 The Seller guarantees the Buyer that EALIXIR USA INC. is incorporated and operates in accordance with United States law.

4.2 The shares are wholly owned by the Seller and, therefore, there is no obligation to grant rights of any kind to third parties over the shares themselves. In addition, these actions are not subject to charges, limitations, injurious charges or other rights of third parties of any nature.

4.3 EALIXIR USA INC. has not granted nor it is obliged to grant third parties’ option, conversion or subscription rights or others that have the effect of allowing third parties to acquire the Shares of the same.

4.4 Without prejudice to any additional and different right of the Buyer, the Seller undertakes to keep the Buyer free from any liability derived from EALIXIR USA INC. As a consequence of discrepancies or breach of the declarations and guarantees in the points mentioned in it.

ARTICLE 5
Credits and Debits Indemnity

5.1 The Buyer shall indemnify, defend, and hold harmless the Seller against any liability, damage, loss, or expense (including reasonable attorney fees and expenses of litigation) incurred by or imposed upon any of the Ealixir USA Creditors or Debtors as set forth in the Annex A.

5.2 The Buyer shall indemnify the Seller in connection with any third party claims, suits, actions, demands or judgments (“Claims”) under any theory of liability (including without limitation actions in the form of tort, warranty, or strict liability) resulting from any relationship of Ealixir USA in place at the date of this agreement, and recorded under Current Assets, Current Liabilities or Long Term Liabilities, even if the mentioned claims, costs and damages are due from the Seller own sole and/or partial negligence.

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ARTICLE 6
Exclusions

6.1 The Parties expressly agree to exclude from the effect of this Agreement all Accounts registered under Equity, as reported into the Annex B to this Agreement, totaling $359,851.26.

ARTICLE 7
USE AND EXLUSIONS OF EALIXIR TRADEMARK

7.1 The parties hereby acknowledge and agree that EALIXIR USA INC. is a licensee of the EALIXIR brand “EALIXIR, a brand new life”, patent of which trademark EALIXIR INC. is the sole owner.

7.2 The Seller grants the Buyer the use of the above trademark only for the correspondence between the Buyer and the clients detailed under Annex A and within the limits agreed in the relevant commercial agreements; the use of the brand is permitted: (i) until the services agreed in the relevant sale agreements are honored in full, (ii) the fees are settled and (iii) within a maximum period of 60 days from the Completion Date herein.

7.3 The use of the brand is set within the limits set above under (7.1) and (7.2), and is limited to the sale agreements in force at the Completion date; under no exception the Buyer is permitted to use the brand for other agreement different from the ones listed under Annex A, even signed with the same clients.

ARTICLE 8
ASSURANCE OF SUFFICIENT SKILLS

8.1 The Buyer, by signing the hereby Agreement, declares to have sufficient technical and professional skills and to be able to accomplish the obligations expected by the clients listed under the Annex A, providing the same high level of services provided by EALIXIR USA until the Commencement Date.

ARTICLE 9
INDEMNITY AGAINST THIRD PARTY LIABILITY

9.1 The Buyer agrees to indemnify the Seller to the fullest extent permitted by law against all liabilities, losses, claims, demands and reasonable expenses, including but not limited to legal fees and relevant expenses, possibly brought against Ealixir USA INC by any party or person whatsoever, in connection with or arising out of the sale agreements herein set under the Annex A.

ARTICLE 10
CONFIDENTIALITY

10.1 Any and all information that cannot be objectively considered of the public domain, related to the parties and to this agreement, is strictly confidential and reserved. Therefore, any use and / or disclosure of the aforementioned information will be considered a serious breach of the contract.

ARTICLE 11
EXPENSES AND COSTS OF THE CONTRACT

11.1 The costs of the contract are borne solely by the Seller.

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ARTICLE 12
COMMUNICATIONS

12.1 All communications accepted, in accordance with this contract, will be valid once received, if they are made in writing to the Parties.

ARTICLE 13
APPLICABLE LAW AND ARBITRATION CLAUSE

13.1 This contract will be governed in all respects, including its validity, its interpretation and its effects, by Florida law.

13.2 In the event that any clause of this contract is invalid, illegal or unenforceable, the validity, legality and applicability of the remaining clauses will not be influenced or compromised in any way, provided that the remaining clauses do not substantially alter the relationship between the contracting parties.

13.3 All the obligations derived from this contract will be fulfilled in their entirety without compensation, defence or counterpart.

13.4 The Parties irrevocably agree that any dispute arising out of or related to this Agreement will be definitively resolved in accordance with the Arbitration Rules published by the International Chamber of Commerce (ICC), by a single arbitrator appointed in accordance with said rules. The arbitration will take place in Miami (USA) in English.

Miami, December 31, 2023

/s/ Eleonora Ramondetti	/s/ Roya Bosch Junia
Eleonora Ramondetti	Roya Bosch Junia
Chief Executive Officer and
Secretary of the Board
Ealixir, Inc.

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